SUPPLEMENT DATED SEPTEMBER 19, 2014

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2014 as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Portfolio Optimization Conservative Portfolio, Portfolio Optimization Moderate-Conservative Portfolio, Portfolio Optimization Moderate Portfolio, Portfolio Optimization Growth Portfolio, and Portfolio Optimization Aggressive-Growth Portfolio and will be effective as of October 15, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios – The Tactical Strategy Portfolio and Tactical International Portfolio (together, the “Tactical Portfolios”) will no longer be available for investment by the Portfolio Optimization Portfolios. As a result, the 5th, 6th and 7th paragraphs in the Principal Investment Strategies subsection, which discuss the Tactical Portfolios, will be deleted. In addition, the 8th and 9th paragraphs will be deleted and replaced with the following:

The Fund may invest a significant portion of its assets in any single Underlying Fund. The Fund will be as fully invested as practical, but it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are targets and the actual amounts invested in the two major asset classes may vary because of market movements or strategic decisions made by PLFA; however, the Fund’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts. When determining which Underlying Fund corresponds to the selected investment styles and security types, PLFA takes into account that an Underlying Fund may utilize more than one investment style and may invest in more than one type of security.

In the Principal Risks from Holdings in Underlying Funds subsection, Volatility Management Risk will be deleted.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

Portfolio Optimization Portfolios – The 6th, 7th, 8th and 9th paragraphs in the Principal Investment Strategies subsection, which discuss the Tactical Portfolios, will be deleted. In addition, the 10th paragraph will be deleted and replaced with the following:

Each Portfolio Optimization Portfolio may invest a significant portion of its assets in any single Underlying Fund. Each Portfolio Optimization Portfolio will be as fully invested as practical, but it may maintain liquidity reserves to meet redemption requests.

In the 11th paragraph, within the list of Underlying Funds, references to the Tactical Strategy and Tactical International Portfolios, and the accompanying footnote, will be deleted.

In the Principal Risks subsection, all references to Volatility Management Risk will be deleted.

Additional Risk Information – Volatility Management Risk will be deleted. In addition, all references to the Tactical Portfolios will be deleted in the Conflict of Interest Risk.

Form No.	15-42584-00

PSFSUP0914

SUPPLEMENT DATED SEPTEMBER 19, 2014

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS P SHARES DATED MAY 1, 2014

This supplement revises the Pacific Select Fund Class P Shares prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Tactical Strategy Portfolio and Tactical International Portfolio (together, the “Tactical Portfolios”) and will be effective no later than October 15, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to Plans of Liquidation approved by the Board of Trustees of Pacific Select Fund (the “Trust”), the Tactical Portfolios will be closed and liquidated on such date as determined by the Chief Executive Officer, President or any Vice President of the Trust. Accordingly, all information regarding the Tactical Portfolios will be deleted.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

Additional Risk Information – Mid-Capitalization Companies Risk, Short Exposure Risk and Volatility Management Risk will be deleted.

SUPPLEMENT DATED SEPTEMBER 19, 2014

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2014

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2014, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement apply to the Tactical Strategy Portfolio and Tactical International Portfolio and will be effective no later than October 15, 2014. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

All information regarding the Tactical Strategy Portfolio and Tactical International Portfolio will be deleted.

Form No.	15-42583-00

PSFSAI0914